UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

December 29, 2010 Date of Report (Date of earliest event reported)

HESKA CORPORATION (Exact name of Registrant as specified in its charter)

Delaware	000-22427	77-0192527
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3760 Rocky Mountain Avenue Loveland, Colorado 80538 (Address of principal executive offices, including zip code)

(970) 493-7272 (Registrant’s telephone number, including area code)

Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07               Submission of Matters to a Vote of Security Holders.

Heska Corporation, a Delaware corporation (the “Company”), held a special meeting of its stockholders (“Special Meeting”) on December 29, 2010.  The Company filed with the Securities and Exchange Commission under cover of Schedule 14A its definitive proxy statement in connection with the Special Meeting on November 23, 2010 (File No. 000-22427).  The stockholders voted as follows on the proposals presented for their consideration at the Special Meeting:

Proposal 1:
By the following vote, our stockholders approved the proposal to approve an amendment to our Restated Certificate of Incorporation, as amended, to effect a one-for-ten reverse split of our issued and outstanding shares of common stock, together with a corresponding reduction in the total number of shares of our authorized stock and increase in the par value for such authorized stock.

For:                                    38,685,093

Against:                             1,831,208

Abstain:                               258,916

Non-votes:                                     0

Proposal 2:	By the following vote, our stockholders approved the proposal to adjourn the Special Meeting, if necessary to solicit additional proxies for Proposal 1.

For:                                  38,415,448

Against:                           1,961,747

Abstain:                             245,900

Non-votes:                        152,122

Item 8.01               Other Events.

At the Special Meeting held on December 29, 2010, the stockholders of the Company approved a one-for-ten reverse split of the Company’s issued and outstanding shares of common stock, together with a corresponding reduction in the total number of shares of the Company’s authorized stock and increase in the par value for such authorized stock (the “Reverse Split”), which reverse split became effective at 12:01 a.m. (Eastern Standard Time) on Thursday, December 30, 2010.  The press release announcing the Reverse Split is filed herewith as Exhibit 99.1.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Exhibit Description
99.1	Press Release dated December 29, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HESKA CORPORATION
a Delaware corporation

Dated:  January 4, 2011                                                                By:        /s/ Jason A. Napolitano
Jason A. Napolitano
Executive Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX
Exhibit No.	Exhibit Description
99.1	Press Release dated December 29, 2010